UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 9, 2023

Presto Automation Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39830	84-2968594
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

985 Industrial Road

San Carlos, CA 94070

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (650) 817-9012

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	PRST	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of common stock	PRSTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Purchase Agreement

On October 10, 2023, Presto Automation Inc. (“Presto” or the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Presto CA LLC, an accredited investor (the “Purchaser”), pursuant to which the Company agreed to sell 1,500,000 newly issued shares of the Company’s common stock, $0.0001 par value per share (the “Common Stock”), at a purchase price of $2.00 per share (the “Per Share Purchase Price”) for an aggregate purchase price of $3.0 million (the “Private Placement”). The Purchaser is affiliated with Cleveland Avenue LLC, and Keith Kravcik, a director of Presto, is the Chief Investment Officer of all of Cleveland Avenue’s various Investment Funds, including the funds invested in the Purchaser. The Purchase Agreement contains customary representations, warranties and covenants of the parties, and the closing is subject to customary closing conditions, including that the Third Amendment (as defined below) shall become effective concurrent with the closing of the Purchase Agreement. In addition, the Purchase Agreement includes anti-dilution provisions relating to future issuances or deemed issuances of the Company’s Common Stock from the closing date of the Private Placement to April 1, 2024 at a price per share below the Per Share Purchase Price, which would require the Company to issue additional shares of Common Stock to Purchaser, upon the terms and subject to the conditions contained in the Purchase Agreement.

The Private Placement is expected to close on or around October 16, 2023.

The foregoing summary of the Purchase Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Registration Rights Agreement

Pursuant to the terms of the Purchase Agreement, upon the closing of the transactions contemplated under the Purchase Agreement, the Company will enter into a Registration Rights Agreement with the Purchaser (the “Registration Rights Agreement”). Under the Registration Rights Agreement, the Company will file a registration statement (“Registration Statement”) with the Securities and Exchange Commission (the “SEC”) within 30 days following the date of the Registration Rights Agreement for purposes of registering the resale of the shares of Common Stock issued in the Private Placement. The Company will also use commercially reasonable efforts to cause the SEC to declare the Registration Statement effective as promptly as possible after the filing of the Registration Statement and no later than the earlier of (i) the 60th calendar day following the date on which an additional Registration Statement is required to be filed under the Registration Rights Agreement (or, in the event of a “full review” by the Securities and Exchange Commission (the Commission”), the 90th calendar day following the date such additional Registration Statement is required to be filed under the Registration Rights Agreement) and (ii) the 5th trading day after the date the Company is notified by the SEC that the Registration Statement will not be “reviewed” or will not be subject to further review. The Company will also use its commercially reasonable efforts to keep each Registration Statement continuously effective under the Securities Act of 1933, as amended, (the “Securities Act”) until the earlier of (i) such time as all of the registrable securities covered by such Registration Statement have been sold by the holders publicly or sold pursuant to Rule 144 or (ii) the date that all registrable securities covered by such Registration Statement may be sold by non-affiliates of the Company without volume or manner-of-sale restrictions under Rule 144, and without the requirement for the Company to be in compliance with the current public information requirements under Rule 144, as determined by counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company’s transfer agent and the affected holders.

The foregoing summary of the Registration Rights Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the form of Registration Rights Agreement, which is included as Exhibit A to the Purchase Agreement and is incorporated herein by reference.

Third Amendment to Credit Agreement

On October 10, 2023, the Company entered into a Third Amendment (the “Third Amendment”) to the Credit Agreement dated as of September 21, 2022, as amended on March 31, 2023 and May 22, 2023 (the “Credit Agreement”) with Metropolitan Partners Group Administration, LLC, the administrative, payment and collateral agent (the “Agent”) for Metropolitan Levered Partners Fund VII, LP, Metropolitan Partners Fund VII, LP, Metropolitan Offshore Partners Fund VII, LP and CEOF Holdings LP (collectively, the “Lenders”). Under the Credit Agreement, the Lenders extended initial term loans having an aggregate original principal amount of $55.0 million (the “Initial Term Loans”), which the Lenders agreed to extend by $3.0 million (the “Third Amendment Term Loans” and collectively, the “Term Loans”) pursuant to the terms, and subject to the conditions of the Third Amendment.

In addition, pursuant to the Third Amendment, subject to the satisfaction of the conditions set forth therein, (i) the Agent will waive any existing defaults under the Credit Agreement occurring from failure to comply with the net leverage ratio for the period ended June 30, 2023, the creation of a new subsidiary of the Company, failure to make timely payments that were due under the Credit Agreement on July 1, 2023 and failure to timely provide notice of a change of name of a subsidiary, (ii) the parties have agreed to amend certain terms of the Credit Agreement described below, (iii) the Lenders have agreed to exchange an aggregate of $6,000,000 of accrued and previously capitalized interest for warrants to purchase 3,000,000 shares of Common Stock at a purchase price of $0.01 per share (the “Third Amendment Conversion Warrants”).

The amendments to the Credit Agreement provide that, with respect to interest accruing for the interest periods ending September 30, 2023 through to January 31, 2024, Presto may elect for that 100% of the accrued but unpaid interest under the Term Loans may be capitalized as principal, or “PIK Interest” on a monthly basis. After January 31, 2024, Presto may request that 100% of the accrued but unpaid interest under the Term Loans may be capitalized as principal, or “PIK Interest” on a monthly basis, subject to the prior approval by Agent. Absent such a request or in the absence of approval by the Agent, such interest is required to be paid in cash on a monthly basis.

The effectiveness of the Third Amendment is conditioned, in part, upon (i) evidence of a gross amount of additional equity investments of $3 million, to be used for working capital purposes, which the Company expects to receive upon closing of the Private Placement, (ii) the Company hiring a chief financial officer reasonably satisfactory to the Agent, which the Company has done in connection with hiring Mr. Nathan Cook, as described in Item 5.02 of this Current Report on Form 8-K below, and (iii) by no later than October 16, 2023, evidence that the Company has engaged the services of an investment bank reasonably acceptable to the Agent, on economic terms reasonably acceptable to the Agent, to provide capital markets advisory services.

We have also undertaken to pursue renewals of our Presto Touch solution with all of our existing customers with a transition to our next generation technology and, if this is not achieved by December 31, 2023, to provide and implement a strategic wind-down plan that is reasonably acceptable to the Agent with respect to our Presto Touch business.

The foregoing summary of the Third Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Third Amendment filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Third Amended and Restated Fee Letter

In connection with the effectiveness of the Third Amendment and in consideration for Agent entering into the Third Amendment, the Company entered into a Third Amended and Restated Fee Letter with Agent, pursuant to which the Company paid an amendment fee of $100,000 and agreed to issue warrants to purchase 25,000 shares of Common Stock at a purchase price of $0.01 per share (the “Third Amendment Warrants”) to the Lenders.

The foregoing summary of the Fee Letter does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Fee Letter filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Warrants to Purchase Common Stock

In connection with the effectiveness of the Third Amendment, the Company will issue the Third Amendment Warrants and the Third Amendment Conversion Warrants (collectively, the “Warrants”). The Warrants may be exercised for cash or pursuant to a net exercise at any time on or before the date that is the five year anniversary of the date of the issuance of the Warrants; provided, that the Company shall not effect the exercise of any portion of the warrant to the extent that giving effect to such exercise, the holder thereof, together with its affiliates collectively would beneficially own in excess of 4.99% of the Common Stock outstanding immediately after giving effect to such exercise. In addition, the Third Amendment Conversion Warrants are subject to anti-dilution provisions relating to future issuances or deemed issuances of the Company’s Common Stock from the issuance date of the Third Amendment Conversion Warrants to April 1, 2024 at a price per share below $2.00, upon the terms and subject to the conditions contained in the Third Amendment Conversion Warrants.

In addition, the parties agreed that the shares of Common Stock underlying the Warrants constitute “Registerable Securities” as defined in the registration rights agreement, dated as of March 31, 2023, by and among the Company and the Lenders (the “Metropolitan Registration Rights Agreement”). Under the Metropolitan Registration Rights Agreement, the Company has agreed to file a Registration Statement with the SEC within 30 days following the date of the issuance of the Warrants for purposes of registering the resale of the shares of Common Stock underlying the Warrants. The Company has also agreed to use its reasonable best efforts to cause the SEC to declare the Registration Statement effective as soon as possible after the filing of the Registration Statement and no later than the earlier of (i) the 60th calendar day following the date on which an additional Registration Statement is required to be filed under the Registration Rights Agreement (or, in the event of a “full review” by the Securities and Exchange Commission (the Commission”), the 90th calendar day following the date such additional Registration Statement is required to be filed under the Registration Rights Agreement) and (ii) the 3rd business day after the date the Company is notified by the SEC that the Registration Statement will not be “reviewed” or will not be subject to further review.

The foregoing summary of the Warrants and the Metropolitan Registration Rights Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Warrants filed as Exhibit 10.4, 10.5, 10.6, 10.7, 10.8, 10.9, 10.10 and 10.11 and the Metropolitan Registration Rights Agreement incorporated by reference as Exhibit 10.13 to this Current Report on Form 8-K and incorporated herein by reference.

Lock-Up Agreements

In connection with the foregoing transactions, certain holders of the Company’s Common Stock entered into lock-up agreements with the Company agreeing not to transfer their shares until December 23, 2024. These shareholders included Presto CA LLC, entities affiliated with REMUS Capital and Romulus Capital, entities affiliated with I2BF Global Ventures and various other shareholders.

Item 2.02 Results of Operations and Financial Condition.

On October 10, 2023, the Company issued a press release announcing the Company’s financial results for the fiscal year ended June 30, 2023. On the same day, the Company held a conference call to discuss the Company’s financial results for the fiscal year ended June 30, 2023.

A copy of the Company’s press release and a copy of the script of the conference call are attached hereto as Exhibits 99.1 and 99.2, respectively, and are hereby incorporated by reference in this Item 2.02. The information and exhibits contained in this Item 2.02 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 3.02 Unregistered Sale of Equity Securities

The information regarding the Company’s issuance of Common Stock pursuant to the Purchase Agreement and the Warrants set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The Common Stock to be issued pursuant to the Purchase Agreement and the Warrants issued pursuant to the Third Amendment have not been registered under the Securities Act, and will be or were issued, in each case, in reliance upon the exemption provided in Section 4(a)(2) of the Securities Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 9, 2023, the Board of Directors (the “Board”) of Presto appointed Nathan Cook to serve as Interim Chief Financial Officer, effective immediately following the filing of the Company’s Annual Report on Form 10-K (the “Effective Time”). After the Effective Time, Stanley Mbugua, the Company’s Chief Accounting Officer who has served as the Interim Chief Financial Officer since August 1, 2023 will no longer serve in such capacity and will continue to serve as the Company’s Chief Accounting Officer.

Mr. Cook, age 51, is a Senior Managing Director at Teneo Capital LLC (“Teneo”), a global advisory firm, a position he has held since January 2023, where he provides accounting and financial consulting services. Prior to that, from February 2018 to December 2022, Mr. Cook was a Senior Managing Director at EY-Parthenon, the global strategy consulting arm of Ernst & Young, where he led the U.S. West Coast Restructuring practice, Co-Led the Americas’ Reshaping Results Consumer Products team, and led the U.S. Chief Restructuring Officer practice. From 2015 to 2018, Mr. Cook was Founder and CEO of Red Rock Capital Partners, LLC, a corporate turnaround and management consulting firm. From 2001 to 2015, Mr. Cook was a Managing Director of AlixPartners, where he led the firm’s interim CFO practice in the U.S. Mr. Cook has served as Interim Chief Financial Officer at over 10 companies during the course of his career. Mr. Cook holds an MBA from the University of California, Los Angeles and a Bachelor of Business Administration from the University of Michigan.

Mr. Cook has been, and will remain, employed by Teneo and will be providing his services pursuant to an Engagement Letter between the Company and Teneo (the “Engagement Letter”). The Company will pay a fixed monthly fee to Teneo of $90,000 per calendar month of service rendered by Mr. Cook and shall reimburse Teneo for its reasonable out-of-pocket expenses.

Mr. Cook’s appointment resulted from discussions held between the Company and the Agent in order to strengthen the Company’s financial reporting and financing capabilities. There are no other arrangements or understandings pursuant to Mr. Cook’s appointment as Chief Financial Officer and there are no family relationships among any of the Company’s executive officers, members of the Board and Mr. Cook, and there are no transactions with Mr. Cook that require disclosure pursuant to Item 404(a) of Regulation S-K.

A copy of the Engagement Letter is attached as Exhibit 10.12 to this Current Report on Form 8-K and the Company’s press release announcing the appointment of Mr. Cook is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Securities Purchase Agreement, dated as of October 10, 2023, between Presto Automation Inc. and Presto CA LLC.
10.2*	Third Amendment to Credit Agreement, dated as of October 10, 2023, by and among Presto Automation LLC, Presto Automation Inc., the lenders party thereto and Metropolitan Partners Group Administration, LLC.
10.3	Third Amended and Restated Fee Letter, dated October 10, 2023 by and Presto Automation LLC, Presto Automation Inc. and Metropolitan Partners Group Administration LLC.
10.4	Form of Warrant to Purchase Common Stock (Conversion Warrant) by and between Presto Automation Inc. and Metropolitan Levered Partners Fund VII, LP.
10.5	Form of Warrant to Purchase Common Stock (Conversion Warrant) by and between Presto Automation Inc. and Metropolitan Partners Fund VII, LP.
10.6	Form of Warrant to Purchase Common Stock (Conversion Warrant) by and between Presto Automation Inc. and Metropolitan Offshore Partners Fund VII, LP.
10.7	Form of Warrant to Purchase Common Stock (Conversion Warrant) by and between Presto Automation Inc. and CEOF Holdings, LP.
10.8	Warrant to Purchase Common Stock, dated October 10, 2023, by and between Presto Automation Inc. and Metropolitan Levered Partners Fund VII, LP.
10.9	Warrant to Purchase Common Stock, dated October 10, 2023, by and between Presto Automation Inc. and Metropolitan Partners Fund VII, LP.
10.10	Warrant to Purchase Common Stock, dated October 10, 2023, by and between Presto Automation Inc. and Metropolitan Offshore Partners Fund VII, LP.
10.11	Warrant to Purchase Common Stock, dated October 10, 2023, by and between Presto Automation Inc. and CEOF Holdings, LP.
10.12	Engagement Letter, dated as of October 6, 2023, between Presto Automation Inc. and Teneo Capital LLC.
10.13	Registration Rights Agreement, dated as of March 31, 2023, by and among Presto Automation Inc. and certain persons listed therein (incorporated by reference to Exhibit 10.7 of Presto’s Current Report on Form 8-K filed on April 6, 2023).
99.1	Press Release dated October 10, 2023.
99.2	Earnings Call Script dated October 10, 2023.
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

*	Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Registrant agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRESTO AUTOMATION INC.

By:	/s/ Susan Shinoff
	Name:	Susan Shinoff
	Title:	General Counsel and Corporate Secretary

Dated: October 10, 2023